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EXHIBIT 23.1

CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
HealtheTech, Inc.:

We consent to the use of our report incorporated by reference herein.

/s/ KPMG LLP

Denver, Colorado
July 19, 2002

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  EXHIBIT 23.1